UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement
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SUPERVALU INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPERVALU Files Investor Presentation

Outlines Rapid Transformation Underway and Delivering Results

Blackwells Not Offering Any Meaningful New Ideas;
Blackwells’ Nominees’ Experience Not Additive to Board

Urges Stockholders to Vote “FOR” the Superior SUPERVALU Board Slate
on the WHITE Proxy Card

MINNEAPOLIS - July 17, 2018 - SUPERVALU INC. (NYSE:SVU) today announced that it has released an investor presentation in connection with the Company’s upcoming 2018 Annual Meeting of Stockholders, to be held on August 16, 2018.

The presentation and other important information related to the 2018 Annual Meeting can be found on SUPERVALU’s website at http://www.supervaluinvestors.com.

Highlights of the presentation include:

SUPERVALU’s transformation plan is well underway and delivering results.

•	For over two years, SUPERVALU has been rapidly and strategically transforming its business to become a wholesale company of choice focused on distribution across the U.S.

•	The Company has added $5 billion in run-rate sales to grow its core Wholesale business, which now represents 80% of total company sales, up from 44% in 2016.

•
SUPERVALU continues to optimize its asset base through the sale of a majority of its Farm Fresh stores and its minority interest in a number of franchised Cub Foods stores, and is pursuing the sale of its Shop ‘n Save and Shop ‘n Save East retail operations.

•
The proceeds from the Company’s $1.3 billion sale of Save-A-Lot in late 2016 and the approximately $445 million in net proceeds from distribution center sale and leaseback transactions earlier this year are strengthening the Company’s balance sheet by reducing debt and to increase the Company’s flexibility to execute its wholesale growth strategy.

•
The Company has completed and continues to pursue strategic and opportunistic acquisition opportunities to augment its Wholesale business, including the recently completed acquisitions of Unified Grocers and AG Florida.

SUPERVALU continues to take decisive action to best position SUPERVALU in an evolving grocery industry.

•	The Company continues to be well positioned for future wholesale growth and to benefit from further industry consolidation.

•	The Company has appointed new leadership in Wholesale and Retail to prioritize driving operational excellence and better align retail initiatives with wholesale operations.

•
SUPERVALU is proposing to reorganize its corporate structure into a holding company to further segregate the wholesale and retail operations and more efficiently and effectively advance the Company’s other transformation initiatives, as well as potentially generate significant cash tax benefits of approximately $300 million over the course of the next approximately 15 years.

SUPERVALU’s Board and management team have the right experience and skills to lead the Company’s strategic transformation.

•
The Board is independent and highly qualified, with significant C-suite, public board, M&A, financial, distribution and retail experience. The Board has demonstrated a strong commitment to refreshment to ensure it has the right mix of diversity, independence and experience to best address the evolving needs of the grocery industry and position SUPERVALU for future success.

•
CEO Mark Gross and Mary Winston joined the Board in 2016, both bringing strong backgrounds in grocery retail and distribution, finance and M&A, which make them critically valuable as the Company continues its ongoing strategic transformation.

•
SUPERVALU’s Board also has a wealth of directors with deep financial and accounting backgrounds, including Don Chappel, Irwin Cohen, Mark Gross, Mathew Pendo, Frank Savage, Mary Winston and Francesca Ruiz de Luzuriaga. Under their leadership and guidance, the Company has significantly reduced its debt, improved its balance sheet, and increased its flexibility to pursue strategic capital investments to drive wholesale growth.

Blackwells has not suggested any meaningful new ideas, and its nominees lack experience that is additive to the Board.

•	Transformation is already underway at SUPERVALU, and the Board and management team have been taking bold steps since long before Blackwells purchased a single share of SUPERVALU.

•
Additionally, Blackwells’ director nominees would not bring new or additive expertise to the Board, and are not necessary to ensure the continued execution of the Company’s initiatives to create stockholder value.

•
Further, by attempting to replace six of nine Board members, Blackwells is trying to effectively seize control of SUPERVALU without paying a premium to all stockholders, and is seeking a level of representation dramatically disproportionate to its purported ownership in the Company.

•	In fact, despite proposing a majority slate, Blackwells has used options contracts to significantly reduce its economic exposure to SUPERVALU stock.

The SUPERVALU Board of Directors unanimously recommends that stockholders vote “FOR ALL” nine of SUPERVALU’s highly qualified director candidates and “FOR” the Holding Company Proposal on the WHITE proxy card.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Except for the historical and factual information, the matters set forth in this communication, particularly those pertaining to SUPERVALU’s efforts and initiatives to transform its business and assets and SUPERVALU’s expectations regarding the potential impact of those efforts and initiatives on its future operating results, and other statements identified by words such as “estimates” “expects,” “projects,” “plans,” “intends,” “outlook” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the ability to continue to transform our business and to execute on our initiatives on a timely basis or at all, the ability to recognize the expected benefits of the initiatives, the potential for disruption to our business during the process, the ability to execute on the Holding Company Proposal on a timely basis or at all, the ability to recognize the expected benefits of the reorganization, the amount and timing of any cash tax benefits resulting from the reorganization being different than expected, our ability to complete a sale of certain of our retail assets to third parties or another strategic transaction prior to the expiration of our capital loss carryforward in February 2019, the potential for disruption to our business during the process, the ability to effectively manage organization changes during the pendency of or following our business transformation including any reorganization and related transactions, the requirement that we offer to repurchase certain indebtedness of the Company and obtain certain third-party consents as a result of the reorganization and costs and expenses associated with doing so, and other risk factors relating to our business or industry as detailed from time to time in SUPERVALU’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this communication. For more information, see the risk factors described in SUPERVALU’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, proxy statement/prospectus for the 2018 Annual Meeting of Stockholders and other filings with the SEC. Unless legally required, SUPERVALU undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Stockholder Information and Where You Can Find It

SUPERVALU has filed with the SEC a definitive proxy statement/prospectus and accompanying definitive WHITE proxy card in connection with its 2018 Annual Meeting of Stockholders. The definitive proxy statement/prospectus contains important information about SUPERVALU, the 2018 Annual Meeting of Stockholders and related matters.

In connection with the Holding Company Proposal, SUPERVALU Enterprises, Inc., the entity that will be the new holding company following completion of the reorganization (“SUPERVALU Enterprises”), has filed with the SEC a Registration Statement on Form S-4 (Registration Statement No. 333-225586) that includes the definitive proxy statement of SUPERVALU and a prospectus of SUPERVALU Enterprises, as well as other relevant documents concerning the proposed reorganization. The Holding Company Proposal will be submitted to SUPERVALU’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the definitive proxy statement/prospectus, as well as other filings containing information about SUPERVALU and SUPERVALU Enterprises, is able to be obtained at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, from SUPERVALU at http://www.supervaluinvestors.com or by directing a request to SUPERVALU INC., P.O. Box 990, Minneapolis, Minnesota 55440, Attention: Investor Relations, telephone (952) 828-4000.

Participants in the Solicitation

SUPERVALU, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from SUPERVALU’s stockholders in connection with the matters to be considered at its 2018 Annual Meeting of Stockholders. Information regarding the names of SUPERVALU’s directors and certain of its executive officers and employees and their respective interests in SUPERVALU by security holdings or otherwise is set forth in SUPERVALU’s proxy statement/prospectus for the 2018 Annual Meeting of Stockholders filed with the SEC.

The following table sets forth information as of June 21, 2018 concerning beneficial ownership of SUPERVALU’s common stock by each director and each of the executive officers named in the Summary Compensation Table that is included in SUPERVALU’s proxy statement for the 2018 Annual Meeting of Stockholders and for all of our current directors and executive officers as a group. The definition of beneficial ownership for purposes of the following information includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days.

Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, if any, by security holdings or otherwise, is also included in the definitive proxy statement/prospectus for the 2018 Annual Meeting of Stockholders, the accompanying definitive WHITE proxy card and other relevant solicitation materials and in Form 3s and Form 4s filed by SUPERVALU’s directors and executive officers after the date of the proxy statement. These documents (when they become available), and any and all documents filed by SUPERVALU with the SEC, may be obtained by investors and stockholders free of charge on the SEC’s website at www.sec.gov.

PROTECT YOUR INVESTMENT!

PLEASE VOTE TODAY ON THE WHITE PROXY CARD!

If you have questions, need assistance in voting your shares, or wish to change a prior vote, please contact:

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Stockholders Call Toll-Free:
(877) 456-2510

About SUPERVALU INC.

SUPERVALU INC. is one of the largest grocery wholesalers and retailers in the U.S. with fiscal 2018 annual sales of approximately $14 billion. SUPERVALU serves customers across the United States through a network of 3,437 stores composed of 3,323 wholesale primary stores operated by customers serviced by SUPERVALU’s food distribution business and 114 traditional retail grocery stores in continuing operations operated under three retail banners in three geographic regions (store counts as of February 24, 2018). Headquartered in Minnesota, SUPERVALU has approximately 23,000 employees (in continuing operations). For more information about SUPERVALU visit www.supervalu.com.

Contact Information
SUPERVALU INC.

For Investors:
Steve Bloomquist, 952-828-4144
steve.j.bloomquist@supervalu.com

or

For Media:
Jeff Swanson, 952-903-1645
jeffrey.s.swanson@supervalu.com

or

Joele Frank, Wilkinson Brimmer Katcher
James Golden / Leigh Parrish
212-355-4449

SUPERVALU®

We Deliver™

INVESTOR PRESENTATION

JULY/AUGUST 2018

Forward Looking Language

SUPERVALU We Deliver

Forward Looking Statements: Except for the historical and factual information contained herein, the matters set forth in this Presentation, particularly estimates and statements pertaining to SUPERVALU's expectations or future operating results, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including competition, ability to transform the business and execute on operations and initiatives, ability to execute and realize benefits from acquisitions and dispositions, ability to grow sales, reliance on the wholesale customers' performance, failure to perform services, wind down of Supervalu's relationships with Albertson's LLC and New Albertson's, Inc., ability to maintain or increase margins or identical store sales, restrictive covenants from indebtedness, labor relations and employee issues, escalating costs of providing employee benefits, intrusions to and disruption of information technology systems, changes in military business, adequacy of insurance, asset impairment charges, disruption of any proxy contest, fluctuations in our common stock price, impact of economic conditions, commodity pricing, severe weather, disruption to supply chain and distribution network, governmental regulation, food and drug safety issues, legal proceedings, pharmacy reimbursement and health care financing, changes in tax laws, intellectual property protection, and other risk factors relating to our business or industry as detailed from time to time in SUPERVALU's reports filed with the Securities and Exchange Commission (the "SEC"). In addition, risks and uncertainties related to our holding company structure reorganization (the "Holding Company Proposal") and its impact on our business and financial results include that we may choose to defer or abandon the reorganization, we may not obtain the expected benefits of the reorganization and the amount and timing of any cash tax benefits resulting from the reorganization may be significantly different than expected. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Presentation.

Neither SUPERVALU nor any of its affiliates, representatives or advisors assumes any responsibility for, or makes any representation or warranty (express or implied) as to, the reasonableness, completeness, accuracy or reliability of the estimates and other information contained herein, which speak only as of the date identified on the cover page of this Presentation. SUPERVALU and its affiliates, representatives and advisors expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions there from. Neither SUPERVALU nor any of its affiliates, representatives or advisors intends to update or otherwise revise the estimates and other information contained herein to reflect circumstances existing after the date identified on the cover page of this Presentation, including to reflect the occurrence of future events even if any or all of the assumptions, judgments and estimates on which the information contained herein is based change or are shown to be in error.

Regulation G Disclaimer: SUPERVALU's consolidated financial statements are prepared and presented in accordance with generally accepted accounting principles ("GAAP"). Certain items contained in this Presentation, including organic growth, adjusted sales, and Adjusted EBITDA, are non-GAAP financial measures and are provided as a supplement and should not be considered an alternative to any GAAP measure of performance or liquidity. The presentation of these financial measures and items is not intended to be a substitute for or be superior to any financial information prepared and presented in accordance with GAAP. You are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Certain adjustments to SUPERVALU's GAAP financial measures exclude certain items that are recurring in nature and may be reflected in SUPERVALU's financial results for the foreseeable future. These measurements and items may be different from non-GAAP financial measures used by other companies. These measurements are provided as a reconciliation from a GAAP measurement. Management believes the measurements and items identified below are important measures of business performance that provide investors and financial institutions with useful supplemental information. SUPERVALU also considers certain non-GAAP financial measures to assess the performance of its business and understand underlying operating performance and core business trends, which it uses to facilitate operating performance comparisons of its business on a consistent basis over time. In addition, SUPERVALU utilizes certain non-GAAP measures as a compensation performance measure. The non-GAAP financial measures should only be considered as an additional supplement to SUPERVALU's financial results reported in accordance with GAAP and should be reviewed in conjunction with SUPERVALU's results reported in accordance with GAAP, as reported in SUPERVALU's Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K for the fiscal year ended February 24, 2018, filed with the SEC.

2

Agenda

SUPERVALU
We Deliver

- Company / Industry Overview
- Four Pillar Strategy
- Delivering Improved Financial Performance
- Strength of the SUPERVALU Board
- Blackwells Has No New Ideas or Credible Plans
- Conclusion
- Appendix

SUPERVALU

4

Key Takeaways

SUPERVALU
We Deliver

- SUPERVALU's transformation to become the "Wholesaler of choice" is well underway and already delivering results
- Highly qualified Board, which includes six directors who have joined the Board in the last five years, is steering the Company's transformation, and the Board remains committed to refreshment
- Blackwells is trying to seize control of the Company without paying a premium to all stockholders
- Blackwells has not offered any new ideas; suggested actions already publicly disclosed and underway by Board and management team:
  - SUPERVALU was already actively engaged with advisors well before Blackwells made their key recommendations regarding sale and leaseback transactions and retail divestitures
- Blackwells' nominees may jeopardize long-term value creation at SUPERVALU
- Taking into account its various options contracts, Blackwells' exposure to the Company is significantly lower than it claims

5

SUPERVALU Is the Largest Publicly Traded Food Wholesaler in the U.S.

SUPERVALU We Deliver

48	STATES
3,323	PRIMARY SUPPLIED CUSTOMER STORES (1)
114	CORPORATE RETAIL STORES (2)
~$15.6B	FISCAL 2019 PROJECTED REVENUE
175,000	SKUS
5,000+	PRIVATE BRANDS SKUS

Unified Grocers
AG
Associated Grocers of Florida
Alaska
Hawaii
Guam
Caribbean/ Central America
Distribution Centers
pre-existing customer location of SUPERVALU
customer location acquired in the Unified acquisition
customer location acquired in the AG Florida acquisition

Note: Map excludes 38 Farm Fresh stores which SVU has announced a plan to exit (of which 21 stores have recently been announced as sold) as well as 38 Shop 'n Save and 22 Shop 'n Save East stores which SVU has announced it is pursuing a sale.

1 Includes 113 military commissaries. Store counts as of February 24, 2018.

2 Includes continuing operations only. Store counts as of February 24, 2018.

7

Food Wholesaling Snapshot

SUPERVALU We Deliver

Fragmented food distribution industry consists of numerous wholesalers including full-service, category-specific and channel-focused distributors serving the large, evolving food retail market

$1.2T U.S. Food Retail (1)

Traditional
C-Stores
Supercenter
Wholesale Club
Mass
Drug
Dollar Store
Limited Assortment

**E-Commerce ~3% (across all Channels)*

Illustrative Types of Food Wholesalers

Meat
Full-line
Natural, Organic, Specialty
Ethnic
Produce
Foodservice
Convenience

1 "The Future of Food Retailing, 2017," Willard Bishop.

8

Our Vision

SUPERVALU
We Deliver

Our vision is to be
THE GROCERY SUPPLIER OF CHOICE
for retailers across the United States

SUPERVALU
SUPERVALU
We Deliver Fresh

9

Proactive Steps Taken Demonstrate Company Is on Right Track to Enhance Stockholder Value

SUPERVALU We Deliver

The initiatives driving our transformation forward have been underway since long before Blackwells became a stockholder

STOCKHOLDER VALUE ENHANCING INITIATIVES

PRIORITIZING OPERATIONAL EXCELLENCE by appointing **new leadership** in Wholesale and Retail

GROWING SALES FROM WHOLESALE OPERATIONS to **~80% of total sales**, up from ~44% only two years ago

DRIVING FUTURE PROFIT GROWTH THROUGH DISCIPLINED AND STRATEGIC ACQUISTIONS having acquired wholesalers Unified Grocers and AG Florida

EXECUTING SALE AND LEASEBACKS of 8 distribution centers for **~$445M in net proceeds** (already completed for 7 distribution centers)

PROPOSING A REORGANIZATION to a holding company structure to **advance the separation of wholesale and retail operations** in a tax efficient manner

EXITING NON-PERFORMING RETAIL BANNERS through announced sale of Farm Fresh stores to several retailers while pursuing divestitures of both Shop 'n Save and Shop 'n Save East stores

10

Aggressively Transforming the Business

SUPERVALU We Deliver

Pre-2016

JULY 2015
Announced exploring Strategic Alternatives for Save-A-Lot

Save-A-Lot food stores

2014
Matt Pendo & Frank Savage appointed to Board of Directors

2015
Francesca Ruiz de Luzuriaga appointed to Board of Directors

2016

DECEMBER 2016
Sold Save-A-Lot food stores

FEBRUARY 2016
Mark Gross appointed President and Chief Executive Officer

APRIL 2016
Mary Winston appointed to Board of Directors

James Weidenheimer named EVP, Corporate Development and Chief Innovation Officer

2017

JUNE 2017
$3.7B sales Acquired
Unified Grocers

MARCH 2017
~ 750K sqft of DC Space Acquired
Harrisburg, PA

DECEMBER 2017
$0.6B sales Acquired
AG (Associated Grocers of Florida)

SEPT. 2017
~ 950K sqft of DC Space Acquired
Joliet, IL

NOVEMBER 2017
Anne Dament promoted to EVP, Retail, Marketing and Private Brands

Chris McLaughlin Promoted to SVP, Logistics

2018

APRIL 2018
Pursuing Sale of Owned Shop 'n Save and Shop 'n Save East Retail Operations
Shop 'n Save
SHOP 'n SAVE

Announced Sale and Leaseback of 8 Distribution Centers for ~$445M Total Net Proceeds

MAY 2018
Completed Exit of 21 of its 38 Stores
Farm Fresh

FEBRUARY 2018
Rob Woseth appointed EVP and Chief Financial Officer

JUNE 2018
Announced Reorganization of the Corporate Structure to facilitate the Company's Strategic Transformation

11

Initiatives Are Driving Results

In Two Years Increased Wholesale Sales Mix From 44% to 80%

Q416
44%
Wholesale
Retail / Other

Q418
80%
Wholesale
Retail / Other

12

Evolving Nature of Largest Wholesale Customers

SUPERVALU We Deliver

Sales Mix of Non-traditional Stores (Amongst Top 25 Customers) Has Meaningfully Increased Since F16

Traditional
Value
Upscale/Fresh
Ethnic/Specialty
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
3%
11%
12%
74%
3%
9%
12%
76%
5%
20%
11%
64%
23%
16%
18%
43%
F16
F17
F18 Legacy
Annual Projection w/ UG & AG

13

Well Positioned to Create Significant Stockholder Value

SUPERVALU
We Deliver

- One of the largest, scalable food wholesalers in the U.S. with broad product and service offerings
- Well positioned for future wholesale growth and to benefit from industry consolidation
- Diverse customer base operating a broad range of formats in multiple channels
- Experienced management team driving a business transformation
- Significant owned real estate continues to provide operational and financial flexibility
- Solid free cash flow generation and ample liquidity
- Recent deals, anticipated synergies and cost cuts expected to drive future profit growth

14

Four Pillar Strategy Expected to Drive Significant Value

SUPERVALU We Deliver

EBITDA GROWTH & CASH FLOW GENERATION

Grow Our Core Wholesale Business	Optimize Our Asset Base	De-Lever the Balance Sheet	Pursue Strategic and Opportunistic M&A

16

1 Grow Our Core Wholesale Business

SUPERVALU We Deliver

Added $5B in run-rate sales to grow our core Wholesale business to nearly $13B

- 3-pronged Wholesale strategy:
  - Keep customers
  - Do more business with existing customers
  - Add new customers
- Made strategic capital investments of approximately $135M in fiscal 2018 toward the purchase and improvement of distribution warehouses to support the growth of our Wholesale business
- Long-term annual Wholesale sales growth goal: low to mid single digits

WHOLESALE SALES

$7.9 B
Nearly $13 B
F16
F19(1)

1 Projected F19 Wholesale sales (including Unified Grocers and AG Florida).

17

2 Optimize Our Asset Base

SUPERVALU We Deliver

Have Exited Entire Hard Discount Retail and Plan to Exit Nearly 50% of Legacy Retail Operations (1)

Save-A-Lot food stores	1,368 stores	• Sold Save-A-Lot for $1.3B in December 2016
Farm Fresh	38 stores	• Sold a majority of our Farm Fresh retail stores and pharmacy assets for a total of $53M in May 2018
Shop 'n Save	38 stores	• Pursuing the sale of our retail operations of Shop 'n Save (based in St. Louis) and Shop 'n Save East (with stores in West Virginia, Maryland, Pennsylvania and Virginia)
SHOP 'n SAVE (East)	22 stores	
		• Sold our minority interest in 19 Cub Foods stores in the Minneapolis – St. Paul, Minnesota market in February 2018, significantly simplifying Cub ownership structure

1 Based on FY18 year-end store count.

18

2 Proposed Reorganization of Corporate Structure

SUPERVALU. We Deliver

Proposed Reorganization to Facilitate Transformation

- The Company's progress on its transformation will be further supported through a proposed Holding Company structure intended to:
  - Organize and further segregate SUPERVALU's wholesale and retail operations
  - Facilitate the Company's previously announced strategic transformation plan including the sale of certain retail assets to third parties
  - Better segregate the liabilities of the Company into their respective business segments
  - Increase SUPERVALU's strategic, business and financial flexibility
  - Enable the Company to achieve its strategic transformation in a tax efficient manner, which may facilitate the Company's ability to utilize a portion of its capital loss carryforward, which could generate approximately $300M of cash tax benefits over the next approximately 15 years

19

3 De-Lever the Balance Sheet

SUPERVALU We Deliver

Company Has Aggressively Paid Down Debt as Part of our Capital Stewardship

NET DEBT

$2.5 B
$1.4 B
F16
F18 (2)

NET LEVERAGE (1)

5.1x
3.8x
F16
F18 (2)

$1.3B Used the proceeds from the sale of Save-A-Lot for $1.3B in late fiscal 2017 to reduce our debt, improve our balance sheet, and increase our flexibility and resources positioning us to execute our Wholesale growth strategy

~ $445M Portion of net proceeds from sale and leaseback transaction in April 2018 for 7 of our distribution centers have been used to further reduce outstanding debt with $100M yet to be utilized for debt paydown upon the sale of the 8th DC expected by October 2018

$70M In fiscal 2018, improved underfunded status of SUPERVALU's defined pension plans by $70M, despite adding $46M underfunded balance from Unified Grocers cash balance plan

Note: F16 and F18 Adjusted EBITDA reflects Adjusted EBITDA under the revised definition. Please see "Adjusted EBITDA Reconciliation" slide in Appendix.

1 Net debt / Adjusted EBITDA; net debt equals the sum of long-term debt, long-term capital lease obligations, and current maturities of long-term debt and capital lease obligations, less cash and cash equivalents.

2 F18 Net debt includes net cash proceeds of $445M for sale and leaseback of 8 DC's and $53M for divestiture of Farm Fresh. F18 Adjusted EBITDA also burdened by $37M of incremental rent associated with the sale and leaseback of 8 DC's.

20

4 Well-Positioned to Create Value through M&A

SUPERVALU We Deliver

Significant Opportunity to Grow and Create Value through M&A

- Food distribution is a large, fragmented industry
- Opportunities to add scale and build capabilities to meet evolving customers needs across multiple channels
- SVU's existing platform, strong balance sheet and M&A experience make it well-positioned to win in a consolidating industry

ILLUSTRATIVE OVERVIEW OF FOOD DISTRIBUTION INDUSTRY

Other Non-Food Distribution and Services
Other Channel Food Distribution
(e.g., Convenience, Foodservice, International, etc)
Specialty / Category-Specific Grocery Distribution
(e.g., Specialty, Ethnic, Produce, Meat, etc.)
Traditional Grocery Distribution

21

4

Pursue Strategic and Opportunistic M&A

SUPERVALU. We Deliver

Disciplined approach to Unified Grocers and AG Florida acquisitions results in compelling economics

Increased our expected annual run-rate cost synergies by $20M to at least $96M to be achieved by the end of the third year following the respective closings of the Unified and AG Florida transactions

COMPELLING ECONOMICS:

	Unified Grocers	AG
Purchase price (including debt)	$390	$193
Real estate sale and leaseback proceeds [1]	(145)	(66)
Net purchase price	**$245**	**$127**
Remaining real estate FMV [2]	$110	$12
Historical Adjusted EBITDA [3]	35	20
Updated 3 year synergy goal	80	16
Sale and leaseback rent	(10)	(5)
Run rate Adjusted EBITDA inc. synergies	**$105**	**$31**
Adj. Purchase Price Multiple	**2.3x**	**4.1x**

1 Gross proceeds based on fair value allocation of properties agreed to be sold under sale-leaseback.
2 Based on purchase accounting assigned values for Unified real estate and management estimates for AG Florida real estate, both less expected proceeds under agreed upon sale leaseback.
3 Unified for last completed fiscal year which ended October 1, 2016; AG Florida for year end July 29, 2017. Please see reconciliation on "Unified Grocers and AG Florida Adjusted EBITDA Reconciliations" slide in Appendix.

22

DELIVERING IMPROVED FINANCIAL PERFORMANCE

SUPERVALU®
We Deliver™

Delivering Strong Wholesale Organic Sales Growth

SUPERVALU We Deliver

Expect Low to Mid-Single Digit Growth Over Long-Term

($'s in Millions)	Fiscal Year		
	F17	**F18**	**% Change**
Wholesale Sales	$7,705	$11,054	43%
(-) Unified and AG Florida	-	(2,624)	
Legacy Sales	$7,705	$8,430	9%
(-) TFM[1] / Marsh / Military	(683)	(1,081)	
Adjusted Sales	$7,022	$7,349	5%

Note: Fiscal year end February.
1 The Fresh Market.

24

Core Wholesale Strength and Growth

SUPERVALU We Deliver

Wholesale Adjusted EBITDA grew 20% in F18

($'s in Millions)

	F17	F18
Wholesale Operating Earnings	$225	$226
(+/-) Adjustments [(1)]	(9)	10
(+) Wholesale D&A	54	84
(+) LIFO Charge	-	5
Wholesale Adjusted EBITDA	$270	$325

- Unified Grocers and AG Florida contributed on a partial year basis to F18
- Synergies from two acquisitions totaled $23M in F18
- F18 also included strong organic sales growth that added to Adjusted EBITDA

1 Adjustments include supply agreement termination fee, legal reserve charge, severance costs, merger and integration costs, intangible asset impairment charge, and vendor legal settlement income. Please see full reconciliation on "Core Wholesale EBITDA Reconciliation" slide in Appendix.

25

Improving Identical Store Sales Within Retail

SUPERVALU
We Deliver

Identical store sales for continuing ops have sequentially improved over the past five quarters and were positive in Q4F18

CONTINUING OPS BANNERS (CUB, HORNBACHER'S, SHOPPERS)

($'s in Millions)	Fourth Quarter		
	F17	**F18**	**% Change**
Total Sales	$694	$690	(0.6%)
ID Sales vs. Prior Yr	(5.8%)	0.1%	5.9%

Cub | SHOPPERS | Hornbacher's

ID SALES OVER LAST FIVE QUARTERS

Q4F17
Q1F18
Q2F18
Q3F18
Q4F18
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%

26

Strong Liquidity Position with No Near-Term Debt Maturities

SUPERVALU We Deliver

The capital structure has no near term maturities and ended F18 with ~$864M in available liquidity (including cash)

Term Loan and Bond Maturities
Unsecured Bonds
Secured Term Loan
$1,200
$1,000
$800
$600
$400
$200
$0
($ in millions)
2021 Bonds paid down in F19 with $220M of SLB proceeds
Secured Term Loan paid down in F19 with $100M of SLB and $34M of Farm Fresh sale proceeds
$180 Due 6/1/21
$350 Due 11/15/22
$698 Due 6/8/24
2019
2020
2021
2022
2023
2024
2025
Fiscal Year

Remaining ~$100M of net SLB proceeds (expected by October) to be used for further debt reduction

27

Cash Flow Focused on De-Levering Balance Sheet

SUPERVALU We Deliver

Targeting F19 Ending Net Leverage (1) in Low 3x Range

SVU continues to focus on:
De-Levering its balance sheet to support future M&A opportunities and provide financial flexibility for any organic strategic initiatives

Net Debt / F18 Adjusted EBITDA (2)

3.8x

Note: F18 Adjusted EBITDA (as of 2/24/18) reflects Adjusted EBITDA under the revised definition.

1 Net debt / Adjusted EBITDA; net debt equals the sum of long-term debt, long-term capital lease obligations, and current maturities of long-term debt and capital lease obligations, less cash and cash equivalents.

2 SVU Net debt includes net cash proceeds of $445M for sale and leaseback of 8 DC's and $53M for divestiture of Farm Fresh. Please see "Adjusted EBITDA Reconciliation" slide in Appendix. Adjusted EBITDA also burdened by $37M of incremental rent associated with the sale and leaseback of 8 DC's.

28

Long-Term Cash Generation

SUPERVALU We Deliver

Cash Provided By Operating Activities

Future growth expected from higher sales, synergy realization and lower interest expense

Cash Used In Investing Activities [1]

WHOLESALE CAPEX
0.8% to 1.0% of Wholesale sales

RETAIL CAPEX
1.25% to 1.75% of Retail sales

Additional Cash Generation

ADDITIONAL OPPORTUNITIES

- Working capital
- More real estate monetizations
- Network/business optimization

1 Excludes M&A and new Retail stores.

29

STRENGTH OF THE SUPERVALU BOARD

SUPERVALU
We Deliver

Recent Board Refreshment

SUPERVALU We Deliver

Proactive Refreshment Has Achieved a Diverse and Balanced Board

Rigorous selection criteria has produced highly diverse Board, with each member bringing a specific set of skills that is aligned with the Company's long-term strategic priorities.

8 of 9

Directors are Independent

BOARD TENURE

5 years or less ■ ■ ■ ■ ■ ■

~2 years ■ ■ (includes CEO Mark Gross)

Board leadership was refreshed in July 2017 with the selection of Don Chappel as Non-Executive Chairman

31

The Right Board and Management Team to Oversee Our Strategic Transformation

SUPERVALU We Deliver

		Independent Director	C-Suite Experience	Other Public Board of Director Experience	Extensive Distribution Experience	Extensive Retail Experience	Deep Financial Experience	Extensive M&A Experience
	Don Chappel	✓	✓	✓	✓		✓	✓
	Irwin Cohen	✓		✓		✓	✓	✓
	Philip Francis	✓	✓	✓	✓	✓		✓
	Mark Gross		✓		✓	✓	✓	✓
	Eric Johnson	✓	✓	✓	✓	✓		✓
	Mathew Pendo	✓		✓			✓	✓
	Francesca Ruiz de Luzuriaga	✓	✓	✓	✓		✓	✓
	Frank A. Savage	✓		✓			✓	✓
	Mary A. Winston	✓	✓	✓	✓	✓	✓	✓
	Number of Directors with Specific Experience	8	6	8	6	5	7	9

32

Executive Compensation Aligned With Performance

SUPERVALU. We Deliver

EXECUTIVE COMPENSATION GOVERNANCE: *WHAT WE DO*	
✓ Maintain a strong alignment between executive compensation and performance	✓ Require our NEOs to adhere to restrictive covenants upon separation from SUPERVALU, including non-compete, non-solicitation and non-disclosure obligations
✓ Directly link a significant portion of our executives' incentive opportunities to stock price performance	✓ Conduct an annual Peer Group review and competitive benchmarking to align executive compensation to market
✓ Align executive incentives with both absolute measures of financial and stock price performance, and relative stock price performance	✓ Review the Committee charter annually to incorporate any new best practices or other changes deemed necessary
✓ Maintain stock ownership and retention guidelines	✓ Limit the amount and number of executive perks
✓ Maintain a recoupment (or clawback) policy	✓ Use an independent compensation consultant retained by the Committee

EXECUTIVE COMPENSATION GOVERNANCE: *WHAT WE DON'T DO*	
× Provide single-trigger change-of-control benefits for any employees	× Utilize incentives that motivate excessive risk-taking
× Permit payment of dividends on unearned performance share units	× Allow adjustments for option exercise prices (re-pricing) without stockholder approval, except to adjust for stock splits or similar transactions
× Provide for tax gross-ups, whether associated with potential change-of-control golden parachute excise taxes or otherwise	× Allow directors or executive officers to pledge, engage in short sales, hedge or trade put and call options with respect to our securities

33

Corporate Governance in Line With Best Practices

SUPERVALU
We Deliver

INDEPENDENT BOARD LEADERSHIP	The independent directors on the Board have selected an independent Non-Executive Chairman of the Board to lead our Board governance functions
MAJORITY INDEPENDENT DIRECTORS	Eight of our nine director nominees are independent, and only independent directors serve on our Board committees
BOARD REFRESHMENT	Six of our nine director nominees including five independent directors have joined our Board in the past five years, and two of our nine director nominees have joined the Board in the past two years
ANNUAL ELECTION OF DIRECTORS	Our directors are elected annually
BOARD EVALUATIONS	Our Board and each committee conduct annual self-performance evaluations, and directors conduct similar individual self-evaluations; all facilitated by an outside consultant
DIVERSE EXPERIENCES REPRESENTED ON BOARD	Our Board nominees have broad perspectives, experiences and knowledge relevant to our business and include gender and ethnic diversity
MAJORITY VOTING	Our directors are elected by a majority vote, except in the case of a contested election. Any director who does not receive a majority vote must tender his or her resignation
PROXY ACCESS	Stockholders who meet certain ownership, retention and other requirements set forth in our amended and restated bylaws may nominate for inclusion in our proxy statement a certain number of director candidates
SHARE OWNERSHIP REQUIREMENT	Directors are required to hold a minimum number of shares of our common stock with a transition period for new directors
NO POISON PILL	We do not have a poison pill, or stockholder rights plan, in place

34

BLACKWELLS HAS NO NEW IDEAS OR CREDIBLE PLANS

SUPERVALU
We Deliver

SUPERVALU Has Repeatedly Attempted to Work Constructively with Blackwells

SUPERVALU We Deliver

2017	MAY	Steve Bloomquist has telephone conversation with Blackwells
	AUG	Mark Gross and Rob Woseth meet with Blackwells
	OCT	Blackwells releases a letter criticizing SUPERVALU's performance and outlining four initiatives; SUPERVALU already actively engaged in suggested initiatives
	DEC	SUPERVALU representatives meet with Blackwells to hear more about their thoughts
2018	JAN	SUPERVALU representatives meet with Blackwells; Blackwells offers to be first bidder in sale process for retail assets for no purchase price and proposes appointing three members to the Board
	MAR	Blackwells submits notice of intent to nominate six director candidates
	APR	Blackwells notifies SUPERVALU that it is open to considering a settlement of the proxy fight; SUPERVALU notifies Blackwells that it is willing to consider two of their director nominees and offers to interview them; Blackwells refuses to make candidates available
	MAY	Blackwells proposes the appointment of three of Blackwells' nominees and the removal of two incumbent directors chosen by the Company

SUPERVALU conveys that it remains willing to interview the two nominees as previously offered; Blackwells continues to refuse this offer

36

Blackwells Has Not Suggested Any Meaningful New Ideas

SUPERVALU
We Deliver

Change is already underway at SUPERVALU

	BLACKWELLS' KEY RECOMMENDATIONS	OBSERVATIONS
Strategic Initiatives	• Initiate surcharge to CPG suppliers, demand CPG companies turn over distribution network to SUPERVALU and restate TSA as seller-note	**Impractical initiatives demonstrate lack of understanding of sector and competitive landscape**
Sale and Leaseback	• Execute \$225M to \$375M sale and leaseback on Wholesale distribution centers	**Prior to Blackwells' engagement, SUPERVALU had publicly discussed sale-leaseback and was actively engaged with CBRE** **Have completed / expect to complete a sale and leaseback of 8 distribution centers for \$445M of net proceeds**
Retail Spin-Off	• Spin-off retail to Blackwells for \$1 with no consideration as to viability of that entity and dependence on SUPERVALU for ongoing supply	**Prior to Blackwells, SUPERVALU had sold Save-A-Lot, publicly discussed retail monetization and engaged advisors to actively pursue retail divestitures** **Divestitures currently underway and complete for Farm Fresh**
Sale of Wholesale	• Announce formation of Strategic Initiatives Committee, headed by Blackwells staff, now by their nominees	**SUPERVALU reviews all its alternatives on a regular basis as a core function of the entire Board**
Dividend / Share Repurchase	• Begin paying a dividend and commit to growing that dividend over time • Put in place an active and substantial share buyback plan	**SUPERVALU continually evaluates best uses for cash and is currently focused on de-levering its balance sheet to ensure its financial condition and support future M&A opportunities and organic strategic initiatives** **Board does not believe either is advisable at this time, given our ongoing commitment to using cash to reduce debt and the importance of maintaining balance sheet flexibility to pursue opportunistic M&A in a consolidating environment**

37

Blackwells' Nominees Lack Skills and Experience that are Additive to the Board

SUPERVALU
We Deliver

In addition, although SUPERVALU repeatedly offered to interview two of Blackwells' proposed candidates
Blackwells REPEATEDLY DECLINED

Nominee	Experience	SUPERVALU Directors with Comparable Experience
Rick Anicetti	FOOD / RETAIL	 Irwin Cohen, Philip Francis, Mark Gross, Eric G. Johnson, Mary Winston
Steve Baer	FINANCE / TURNAROUND	 Donald Chappel, Irwin Cohen, Mark Gross, Matt Pendo, Francesca Ruiz de Luzuriaga, Frank Savage
Chris Kreidler	FOOD DISTRIBUTION	 Donald Chappel, Philip Francis, Mark Gross, Eric G. Johnson, Francesca Ruiz de Luzuriaga, Mary Winston
Frank Lazaran	FOOD / RETAIL	 Irwin Cohen, Philip Francis, Mark Gross, Eric G. Johnson, Mary Winston
Jim Martell	LOGISTICS / TRANSPORTATION	 Donald Chappel, Philip Francis, Mark Gross, Francesca Ruiz de Luzuriaga
Sandra Taylor	CORPORATE SOCIAL RESPONSIBILITY	 Donald Chappel, Philip Francis, Mark Gross, Eric G. Johnson, Mary Winston

38

Blackwells is Seeking Control of the Board Despite Offering Stockholders No Premium and Having Materially Hedged Its Interest in SUPERVALU

SUPERVALU. We Deliver

Blackwells' attempt to replace six of nine Board members is an **attempt to effectively seize control of the Company, without paying a premium to all stockholders; despite running a control slate, Blackwells has expressed no plan for running the Company**

According to detailed information buried in its definitive proxy statement, Blackwells' exposure is materially lower than it claims, demonstrating that Blackwells **is asking for control with limited skin in the game**

Blackwells' Exposure to SUPERVALU as of Definitive Proxy (June 29th, 2018)

BLACKWELLS' CLAIM

	# of Shares	% of Shares[1]
Common Shares	**2,031,635**	**5.3%**
(+) Long Call Option	923,900	**2.4%**
Claimed Total Ownership	**2,955,535**	**7.7%**

Blackwells claims ownership of 7.7% which is materially inflated by the inclusion of its long call option and the exclusion of its short call option positions

Blackwells Call Option Position & Stock Exposure Impact

Short vs. Long Position	Stock Exposure Impact
Blackwells **only** considers its long position *It does not take into account the sold calls on 3.8% of the Company's shares*	Increased by ~45% to 7.7%

REALITY

Blackwells only has full economic exposure on 1.1% of the Company's outstanding shares[1]

	# of Shares	% of Shares[1]
Common Shares	**2,031,635**	**5.3%**
Blackwells Option Positions		
(+) Long Call Option	*923,900*	*2.4%*
(–) Short Call Option	*(1,453,000)*	*(3.8%)*
Net Short Call Option Position	**(529,100)**	**(1.4%)**
(+) Long Put Option	*1,603,000*	*4.2%*
(–) Short Put Option	*(3,700)*	*(0.0%)*
Net Long Put Option Position	**1,599,300**	**4.1%**

As a result of its hedge position, Blackwells has dramatically reduced its economic exposure to its SUPERVALU stock

- Blackwells has little or no upside or downside exposure on 529,100 shares[2] (~26% of its position and 1.4% of the Company's outstanding shares[1])
- Blackwells has little or no downside exposure on an additional 1,070,200 shares[3] (~53% of its position and 2.8% of the Company's outstanding shares[1])
- **Blackwells has full economic exposure on 432,335 shares representing only 1.1% of the Company's outstanding shares[1]**

Source: Public information.
Note: Blackwells ownership and option positions include Blackwells Capital LLC and Jason Aintabi as of Blackwells' definitive proxy statement filed on June 29, 2018.
1 Based on 38,623,859 common shares outstanding.
2 Combination of 529,100 net short call option position and allocation of 529,100 net long put position.
3 Calculated as 1,599,300 net long put position minus allocation of 529,100 net long put position (as described in footnote 2).

39

Support Ongoing Transformation Plan to Enhance Stockholder Value

SUPERVALU We Deliver

VOTE FOR THE SUPERVALU BOARD ON THE *WHITE* PROXY CARD TODAY

- SUPERVALU's transformation to become the "Wholesaler of choice" is well underway and already delivering results
- Highly qualified Board, which includes six directors who have joined the Board in the last five years, is steering the Company's transformation, and the Board remains committed to refreshment
- Blackwells is trying to seize control of the Company without paying a premium to all stockholders
- Blackwells has not offered any new ideas; suggested actions already publicly disclosed and underway by Board and management team:
  - SUPERVALU was already working with advisors well before Blackwells made their key recommendations regarding sale and leaseback transactions and retail divestitures
- Blackwells' nominees may jeopardize long-term value creation at SUPERVALU
- Taking into account its various options contracts, Blackwells' exposure to the Company is significantly lower than it claims

41

Adjusted EBITDA Reconciliation

SUPERVALU We Deliver

($'s in Millions)

	F16	F18
Net earnings (loss) from continuing operations	$49	$49
(-) Net Earnings attributable to noncontrolling interests	(8)	(1)
(+) Income tax provision (benefit)	4	28
(+) Interest expense, net	193	132
(+) Depreciation and amortization	175	197
(+/-) Net periodic benefit income, excluding service costs	33	(64)
(+) Stock-based compensation	21	19
(+) LIFO charge	3	1
(+) Merger and integration costs	-	37
(+) Legal reserve charge	-	9
(+) Severance costs (benefits)	6	8
(+) Store closure charges and costs	6	3
(+) Asset impairment and other charges, net of gains	-	2
(+) Goodwill and intangible asset impairment charges	6	-
(+) Sales and use tax refunds	-	-
(+) Supply agreement termination fees	-	-
(-) Gain on sale of property	-	(3)
(-) Vendor settlement income	-	(5)
(-) Gain on sale of unconsolidated affiliates	-	(13)
Adjusted EBITDA	**$488**	**$399**

43

Core Wholesale EBITDA Reconciliation

SUPERVALU We Deliver

($'s in Millions)

	F17	F18
Wholesale Operating Earnings	$225	$226
(-) Supply Agreement Termination Fee	(9)	-
(+) Legal Reserve Charge	-	9
(+) Severance Costs	-	4
(+) Merger and Integration Costs	-	2
(-) Vendor Legal Settlement Income	-	(5)
(+) Wholesale D&A	54	84
(+) LIFO Charge	-	5
Wholesale Adjusted EBITDA	$270	$325

44

Unified Grocers and AG Florida Adjusted EBITDA Reconciliations

SUPERVALU. We Deliver

($ in thousands)	Unified Grocers Fiscal Year Ended October 1, 2016 (52 Weeks)		Associated Grocers of Florida Fiscal Year Ended July 29, 2017 (52 Weeks)	
Net (loss) earnings from continuing operations	**$**	**(7,923)**	**$**	**3,785**
Income tax provision		234		2,672
Patronage dividends		6,500		6,390
Interest expense		10,177		3,376
Operating earnings		**8,988**		**16,223**
Add:				
Depreciation and amortization		20,655		4,153
Audit committee investigation costs		2,702		-
Loss on sale of dairy equipment		2,165		-
Adjusted EBITDA	**$**	**34,510**	**$**	**20,376**

Sources: Historical audited financial statements. Adjusted EBITDA for Unified Grocers and Associated Grocers of Florida was calculated based on Supervalu's definition and presentation of Adjusted EBITDA. Unified per Form 10-K filing for the year ended 10/1/2016.

45

Overview of Strategic Relationship with Instacart

SUPERVALU
We Deliver

- Instacart allows SUPERVALU to offer online shopping and delivery services to more than 3,000 independent retail stores supplied by SUPERVALU as well as other retailers across the U.S. in over 240 metro areas
- Instacart Home delivery and Click & Collect (Select stores)
  - Think of this as your personal grocery shopper
    - Order online through our banner website
    - Instacart shopper selects your groceries and delivers at a time and place of your choosing
- Delivery to home or office in as little as one hour
  - Service is limited to major population centers across the country
- Can delivery groceries, meal kits (hot or cold)
- Currently available in all banners

instacart
Get your groceries delivered from local stores
Continue
Cub

46

Blackwells' Option Position Detail 6/29/2018

SUPERVALU
We Deliver

Call Options						
	Long		Short		Net	Net
Expiry	# Shares	Strike Price	# Shares	Strike Price	# Shares	Exercise Price
7/20/2018	121,000	$20.00	-	-	121,000	$2,420,000
7/20/2018	15,000	$22.00	-	-	15,000	$330,000
7/20/2018	80,000	$23.00	-	-	80,000	$1,840,000
7/20/2018	100,000	$24.00	-	-	100,000	$2,400,000
7/20/2018	61,500	$25.00	-	-	61,500	$1,537,500
7/20/2018	17,500	$22.00	-	-	17,500	$385,000
10/19/2018	55,000	$23.00	-	-	55,000	$1,265,000
10/19/2018	10,000	$21.00	-	-	10,000	$210,000
10/19/2018	135,000	$23.00	-	-	135,000	$3,105,000
10/19/2018	3,300	$24.00	-	-	3,300	$79,200
10/19/2018	35,000	$25.00	-	-	35,000	$875,000
10/19/2018	-	-	(185,700)	$21.00	(185,700)	($3,899,700)
10/19/2018	-	-	(475,000)	$24.00	(475,000)	($11,400,000)
10/19/2018	-	-	(100,000)	$25.00	(100,000)	($2,500,000)
1/18/2019	-	-	(134,800)	$21.00	(134,800)	($2,830,800)
1/18/2019	-	-	(65,200)	$22.00	(65,200)	($1,434,400)
1/18/2019	-	-	(250,000)	$23.00	(250,000)	($5,750,000)
1/18/2019	-	-	(100,000)	$28.00	(100,000)	($2,800,000)
1/18/2019	-	-	(72,300)	$22.00	(72,300)	($1,590,600)
1/18/2019	60,700	$20.00	-	-	60,700	$1,214,000
1/18/2019	11,600	$21.00	-	-	11,600	$243,600
1/18/2019	22,500	$23.00	-	-	22,500	$517,500
1/18/2019	95,800	$25.00	-	-	95,800	$2,395,000
1/18/2019	100,000	$26.00	-	-	100,000	$2,600,000
1/17/2020	-	-	(35,000)	$30.00	(35,000)	($1,050,000)
1/17/2020	-	-	(35,000)	$30.00	(35,000)	($1,050,000)
Total/WAVG	***923,900***	***$23.18***	***(1,453,000)***	***$23.61***	***(529,100)***	***($12,888,700)***

Source: Public information.
Note: Blackwells ownership and option positions include Blackwells Capital LLC and Jason Aintabi.

47

Blackwells' Option Position Detail
6/29/2018 (cont'd)

SUPERVALU
We Deliver

Put Options						
	Long		Short		Net	Net
Expiry	# Shares	Strike Price	# Shares	Strike Price	# Shares	Exercise Price
7/20/2018	25,000	$17.00	-	-	25,000	$425,000
7/20/2018	71,700	$19.00	-	-	71,700	$1,362,300
7/20/2018	30,000	$20.00	-	-	30,000	$600,000
7/20/2018	45,300	$22.00	-	-	45,300	$996,600
7/20/2018	185,000	$24.00	-	-	185,000	$4,440,000
7/20/2018	20,000	$20.00			20,000	$400,000
8/17/2018	17,500	$21.00			17,500	$367,500
10/19/2018	190,000	$21.00	-	-	190,000	$3,990,000
10/19/2018	570,600	$24.00	-	-	570,600	$13,694,400
10/19/2018	-	-	(3,700)	$21.00	(3,700)	($77,700)
1/18/2019	197,900	$21.00	-	-	197,900	$4,155,900
1/18/2019	250,000	$23.00	-	-	250,000	$5,750,000
Total/WAVG	***1,603,000***	***$22.57***	***(3,700)***	***$21.00***	***1,599,300***	***$36,104,000***

Source: Public information.
Note: Blackwells ownership and option positions include Blackwells Capital LLC and Jason Aintabi.

48

Timeline of Engagement with Blackwells

SUPERVALU We Deliver

May 25
Steve Bloomquist (Vice President of Investor Relations) has a telephone conversation with Blackwells on several topics related to the Company's business. Steve has two additional calls with Blackwells in June and July of 2018.

August 24
Blackwells meets with Mark Gross (President and Chief Executive Officer) and Rob Woseth (Executive Vice President and then-Interim Chief Financial Officer) and discusses previously announced initiatives.

October 26
Blackwells releases a letter that had been sent to the Board the prior day, in which it expressed its appreciation for the Company's constructive engagement but criticized the Company's performance and outlined four initiatives for the Board to consider. Most of the proposed initiatives had already been announced by the Company or were already in progress.

October 31
The Board releases a letter confirming its belief in the course and execution of the Company's strategic plan, and offers Blackwells an opportunity to further discuss with management. Blackwells declines.

December 7
Company representatives meet with Blackwells. At the meeting, Blackwells raises its concerns about the Company's performance, urges the Company to fill vacant management roles and proposes acquiring certain of the Company's retail assets, but declines to provide any general price range.

January 17
Company representatives meet with Blackwells. Blackwells proposes that the Company appoint three Blackwells representatives to the Board (including Mr. Jason Aintabi of Blackwells and two other Blackwells employees) and expresses interest in serving as a first bidder to begin a sale process for the Company's retail assets despite offering to pay nothing and its lack of industry experience. The Company states it is open to all value creating ideas.

January 19
Blackwells sends an email to the Company in which it reiterates its proposal for three Board seats, proposes establishing a Strategic Review Committee overseen by a Blackwells representative, and demands a response to its proposal regarding the retail assets.

February 6
Blackwells sends a letter to the Board accusing it of summarily rejecting its proposal to appoint three nominees and announces its intent to submit director nominations for the 2018 Annual Meeting. This letter is published the following morning.

May 2017 | August 2017 | October 2017 | December 2017 | January 2018 | February 2018

49

Timeline of Engagement with Blackwells
(cont'd)

SUPERVALU We Deliver

March 2018 | April 2018 | May 2018 | June 2018 | July 2018

March 20
The day before the nomination deadline, Blackwells submits a notice of its intent to nominate six director candidates and a stockholder proposal on use of the Company's aircraft.

March 22
The Company issues a press release noting that Blackwells is effectively seeking control of the Company (by replacing six of nine directors) without paying a premium to all stockholders.

April 9
Blackwells communicates through its advisors that it is open to considering a settlement of the proxy fight and that it does not intend to run six directors for the Board.

April 23
The Company notifies Blackwells that it is willing to consider two of Blackwells' director nominees, and offers to interview those nominees consistent with the Company's regular process for potential new directors.

May 3
Blackwells declines to make its candidates available and insists that the Company appoint three of Blackwells' nominees and remove any two SUPERVALU directors; Blackwells also insists that SUPERVALU announce the creation of a Strategic Review Committee chaired by its candidates.

May 14
The Company conveys that it remains willing to interview the two Blackwells nominees previously offered, but cannot consider settlement terms without first evaluating the candidates. Blackwells declines to make its candidates available to be interviewed by the Company.

May 29
Blackwells files a Schedule 13D and its preliminary proxy statement.

June 18
Blackwells contacts the Company's Investor Relations department to inquire about the Holding Company Proposal. The Company responds to Blackwells to discuss the Holding Company Proposal.

June 21
Blackwells files an amendment to its preliminary proxy statement, stating that it intends to vote its shares for the Holding Company Proposal.

June 29
Blackwells files a definitive proxy statement.

July 2
The Company files a definitive proxy statement.

50

Donald R. Chappel

Director Since: 2010
Age: 66
Independent
Board Roles: Chairman, Corporate Governance and Nominating Committee

Career Highlights and Experience

Mr. Chappel is the retired Senior Vice President and Chief Financial Officer of The Williams Companies, Inc., a position he held from April 2003 until his retirement in November 2017. Williams is one of the leading energy infrastructure companies in North America. Williams owns an approximate 74% interest in Williams Partners L.P. ("Williams Partners"), including all of the general partnership interest. Williams Partners is a large-cap master limited partnership ("MLP") with operations across the natural gas value chain from gathering, processing and interstate transportation of natural gas and natural gas liquids to petchem production of ethylene, propylene and other olefins. Williams Partners was formerly known as Access Midstream Partners, L.P. and in February 2015 merged with another energy infrastructure MLP controlled by Williams also known as Williams Partners L.P. ("Pre-Merger Williams Partners"). Access Midstream Partners was the surviving entity in the merger and changed its name to Williams Partners L.P.

Mr. Chappel served as a director of the general partner of Williams Partners from 2012, and as its Chief Financial Officer from December 31, 2014, until his retirement in November 2017. Mr. Chappel served as Chief Financial Officer and a director of the general partner of Pre-Merger Williams Partners from 2005 until its merger in 2015. Mr. Chappel was Chief Financial Officer, from 2007, and a director, from 2008, of the general partner of Williams Pipeline Partners L.P., until its merger with Pre-Merger Williams Partners in 2010. Williams Pipeline Partners L.P. was an energy pipeline MLP formed and controlled by Williams. Prior to joining Williams, Mr. Chappel held various financial, administrative and operational leadership positions. Mr. Chappel is included in Institutional Investor magazine's Best CFOs listing for 2006 to 2008 and 2010 to 2014. Among his many qualifications, Mr. Chappel brings significant experience in finance and accounting as a senior finance executive of several large public companies. Also brings experience from having served on public company boards in addition to food distribution and extensive M&A.

Additional Qualifications and Skills

Mr. Chappel serves as a director of two non-profit organizations, The Children's Hospital Foundation at St. Francis and Family & Children's Services of Oklahoma.

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Irwin S. Cohen

SUPERVALU
We Deliver

Director Since: 2003
Age: 77
Independent
Board Roles: Audit Committee (Chair)

Career Highlights and Experience:

Mr. Cohen is a Retired Partner of Deloitte & Touche LLP, a professional services firm providing audit, tax, financial advisory and consulting services. Mr. Cohen, who joined Deloitte in 1962 and became a partner in 1972, served as the Global Managing Partner of the Consumer Products, Retail and Services Practice of Deloitte from 1997 to 2003. Mr. Cohen also founded and led Deloitte's Consumer Products, Retail and Services Practice as it grew to serve over 100 countries in Europe, Asia Pacific and the Americas. Mr. Cohen brings considerable experience in retail and accounting as a result of his experience with Deloitte. Also served as a senior advisor to investment banking firm Peter J. Solomon Co. from 2003 to 2013 and brings extensive finance and turnaround experience.

Additional Qualifications and Skills:

Mr. Cohen is also a director and chair of the Audit Committee of Stein Mart, Inc., a discount fashion retailer with sales in excess of $1 billion. In addition, he currently serves or has served on the boards of several private and non-profit companies.

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Philip L. Francis

SUPERVALU. We Deliver

Director Since: 2006
Age: 71
Independent
Board Roles: Leadership Development and Compensation Committee (Chair)

Career Highlights and Experience:

Mr. Francis retired in 2012 from PetSmart, Inc. after serving ten years as Chief Executive Officer and two years as the Executive Chairman. PetSmart is a specialty retailer of services and solutions for pets. Prior to joining PetSmart, Mr. Francis was the President and Chief Executive Officer of Shaw's Supermarkets, Inc. and Cardinal Foods. His formal education includes a Bachelor of Science degree from the University of Illinois in Agricultural Science and an MBA in Marketing and Management from Indiana University. Among his many qualifications, Mr. Francis brings significant retail industry experience, as well as experience in business strategy as a senior executive of a large public company.

Additional Qualifications and Skills:

Mr. Francis is a director of At Home Group, Inc., a retail chain specializing in home décor products. He previously served as a director of PetSmart, Inc. from 1989 to 2012, and as a director of CareFusion from 2009 until it was sold in March 2015. He is active with several non-profit or service organizations that include Teach for America, Greater Phoenix Leadership (past chairman), Federal Reserve Board-Western Region Advisory Council, and TGEN-Translational Genomics Research Institute. He is a past campaign chair and board chair of Valley of the Sun United Way and is active in UMOM (homeless) and ASU Idea Enterprise.

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Mark Gross

Director Since: 2016
Age: 55
SUPERVALU President & CEO

Career Highlights and Experience:

Mr. Gross has served as the President and Chief Executive Officer of the Company since February 5, 2016. Prior to joining the Company, Mr. Gross had served since 2006 as President of Surry Investment Advisors LLC, an advisory firm that Mr. Gross founded to provide services to grocery distributors, retailers and investors with respect to strategic and operational matters. In this role, Mr. Gross assisted grocery clients on several multi-billion dollar acquisitions and divestitures and consulted with private equity firms with respect to investments in food retail, distribution and consumer packaged goods sectors. From 1997 to 2006, Mr. Gross worked at C&S Wholesale Grocers, most significantly serving as Co-President of C&S from 2005 to 2006. Additionally, during his tenure with C&S, Mr. Gross served as Chief Financial Officer and General Counsel of C&S, and President of its retail grocery affiliate.

Additional Qualifications and Skills:

Among his many qualifications, Mr. Gross brings a wealth of grocery wholesale and retail industry experience, including significant experience in business strategy and operations as a senior executive of a large grocery wholesale company and as an advisor to several grocery companies and investors. Mr. Gross graduated cum laude from the University of Pennsylvania Law School and holds a BA from Dartmouth College where he graduated with highest honors in his major.

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Eric G. Johnson

Director Since: 2013
Age: 67
Independent
Board Roles: Corporate Governance and Nominating Committee (Chair)

Career Highlights and Experience:

Mr. Johnson is the President and Chief Executive Officer of Baldwin Richardson Foods Company ("Baldwin Richardson"), one of the largest African-American-owned businesses in the food industry, a position he has held since 1997. Baldwin Richardson is a major producer of products and ingredients for McDonald's, Kellogg, General Mills and Frito Lay. Baldwin Richardson also has retail brands and foodservice products that it distributes nationally. Mr. Johnson purchased Baldwin Ice Cream Co. in 1992, and, in 1997, he completed the acquisition of Richardson Foods from Quaker Oats Company to form Baldwin Richardson. From 1989 to 1991, Mr. Johnson served as Chief Executive Officer of Johnson Products Company. Among his many qualifications, Mr. Johnson brings considerable food industry and business experience from the perspective of a manufacturer and supplier of food products to the retail and foodservice markets.

Additional Qualifications and Skills:

Mr. Johnson serves as a member of the Board of Directors for Lincoln National Corporation and is chairman of its Finance Committee. He also sits on the Board of Trustees for Babson College and serves on the Board of the Urban League of Rochester. Mr. Johnson is a graduate of Babson College.

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Mathew M. Pendo

SUPERVALU
We Deliver

Director Since: 2014
Age: 54
Independent
Board Roles: Corporate Governance and Nominating Committee

Career Highlights and Experience:

Mr. Pendo serves as Managing Director of Oaktree Capital, an investment firm that specializes in less efficient markets and alternative investments, and has held that position since June 2015. Prior to joining Oaktree, from September 2013 until June 2015, Mr. Pendo served as a Managing Director at Sandler O'Neill Partners, an investment banking boutique focused on the financial services industry. Prior to joining Sandler O'Neill Partners, Mr. Pendo served as the Chief Investment Officer for the Troubled Asset Relief Program ("TARP") at the U.S. Department of the Treasury from November 2010 until March 2013. He previously served as Managing Director Investment Banking for Barclays Capital from 2003 until October 2010, where he served as Co-Head of the Industrials Group and the U.S. Investment Banking Group. Among his many qualifications, Mr. Pendo brings substantial financial and investment banking experience to the Board.

Additional Qualifications and Skills:

Mr. Pendo previously served as a director of Ally Financial Inc., a bank holding company focused on the auto finance and online banking industries, from 2013 to 2015. Mr. Pendo holds a Bachelor of Arts degree in Economics from Princeton University and received a Distinguished Service Award from the U.S. Department of Treasury for his work overseeing TARP's investment activities.

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Francesca Ruiz de Luzuriaga

SUPERVALU. We Deliver

Director Since: 2015
Age: 64
Independent
Board Roles: Audit Committee

Career Highlights and Experience:

Ms. Luzuriaga has been an independent business development consultant since 2000. Previously, she was the Chief Operating Officer of Mattel Interactive, a business unit of Mattel, Inc., one of the major toy manufacturers in the world, from 1999 to 2000. Prior to holding this position, she served Mattel as its Executive Vice President, Worldwide Business Planning and Resources, from 1997 to 1999, and as its Chief Financial Officer from 1995 to 1997. Among her many qualifications, Ms. Luzuriaga brings substantial prior leadership experience in the operations and strategy side of businesses, both in the United States and internationally, as well as financial expertise and experience in corporate finance.

Additional Qualifications and Skills:

Ms. Luzuriaga is a director and serves on the Compensation and Governance Committees for Office Depot, Inc. Previously, she was a director of OfficeMax Incorporated from 1998 to November 2013. She has been a director since January 2012, and chair of the Board since January 2017, of SCAN Health Plan, a not-for-profit Medicare Advantage health plan, as well as a director of its Foundation since January 2017. From 2002 until 2005, she was also a director of Providian Financial Corporation.

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Frank A. Savage

Director Since: 2014
Age: 70
Independent
Board Roles: Leadership Development and Compensation Committee

Career Highlights and Experience:

Mr. Savage has been a senior advisor to investment banking firm Lazard Ltd. ("Lazard") since January 2014 and served as Vice Chairman of U.S. Investment Banking at Lazard from 2009 to December 2013. He was the Co-Head of Lazard's Restructuring Group from June 1999 to December 2013 and also served on Lazard's Deputy Chairman Committee from 2006 to December 2013. Prior to joining Lazard, Mr. Savage served as Co-Head of the Restructuring Practice at investment banking firm BT Alex. Brown Inc. and before that was the Head of the Restructuring Group at investment bank UBS AG. Mr. Savage holds a degree from the University of Pennsylvania's Wharton School of Business. Among his many qualifications, Mr. Savage brings extensive financial, restructuring and investment banking experience to the Board.

Additional Qualifications and Skills:

Mr. Savage has served as a director of Rite Aid Corporation since June 2015.

58

Mary A. Winston

Director Since: 2016
Age: 56
Independent
Board Roles: Leadership Development and Compensation Committee; Audit Committee

Career Highlights and Experience:

Ms. Winston is the founder and President of WinsCo Enterprises, Inc., a consulting firm providing financial and board governance advisory services, and has held that position since 2016. Ms. Winston previously served from 2012 until August 2015 as Executive Vice President - Chief Financial Officer of Family Dollar Stores, Inc., a discount retailer with more than 8,300 stores and nearly $11 billion in revenues prior to its acquisition by Dollar Tree in July 2015. Before joining Family Dollar, from 2008 to 2012, Ms. Winston served as Senior Vice President and Chief Financial Officer for Giant Eagle, Inc., a regional grocery and fuel retailer. Ms. Winston also served as Executive Vice President and Chief Financial Officer of Scholastic Corporation, a children's publishing and media company, from 2004 to 2007. Among her many qualifications, Ms. Winston brings corporate executive leadership experience as well as extensive financial management and leadership.

Additional Qualifications and Skills:

Ms. Winston has served as a director of Dover Corporation, a diversified industrial manufacturing company, since 2005, where she served as chair of its Audit Committee from 2008 to 2018 and now serves on its Finance and Compensation Committees. She has served as a director and member of the Audit and Finance Committees of Domtar Corporation, a paper, pulp and consumer personal care products manufacturer, since 2015, and as a director of Acuity Brands, Inc., a provider of indoor and outdoor lighting and energy management solutions, since April 2017. Ms. Winston previously served as a director of Plexus Corporation, an electronic manufacturing services company, from 2008 to February 2016. Ms. Winston is also Board chair and President of the Carolinas chapter of the National Association of Corporate Directors.

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